EXHIBIT 99.2



                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                              OF MEDSOLUTIONS, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350

         I, Sam Hicks, Chief Financial Officer of MedSolutions, Inc. (the "Company"), hereby certify that the accompanying report on Form 10-QSB for the quarterly period ending June 30, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) complies with the requirements of that section.


         I further certify that the information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.



                                  /s/ SAM HICKS
                                 ----------------------------------
                                 Chief Financial Officer
                                 Date: August 14, 2002